--------------------------------------------------------------------------------


                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                                   discipline



                                                 WORLDWIDE EMERGING MARKETS FUND


allocation










                                                                 diversity


                          GLOBAL INVESTMENTS SINCE 1955


--------------------------------------------------------------------------------

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The first half of 2002 was a positive period for emerging markets equities, marked by strong performance relative to U.S. stocks and developed markets. Attractive valuations at the start of the year were a major contributor to these positive results. We also believe that economic fundamentals in emerging markets (with the exception of Argentina and, possibly, Turkey and Brazil) are on a reasonably sound footing. The emerging markets, while not impervious to slowing global growth, continued to show resilience to broad developed market instability, ongoing terrorist threats in the wake of September 11, U.S. corporate scandals, and financial contagion related to the Argentinian debt crisis. Asian markets, in particular, were among the world's top performers during the time period. In this environment, the Van Eck Worldwide Emerging Markets Fund gained 6.69% in the first half of the year, comparing favorably with the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index,* which rose only 0.74%.

MARKET OVERVIEW

Of the three main emerging market regions, Asia has been the strongest performer with a 7.7% return for the six months ended June 30. Eastern Europe, the Middle East and Africa (EMEA) rose 2.1%, and Latin America turned in the worse performance with a decline of 16.5%.

During the first half, the outstanding performer among Asian markets was Indonesia, which returned 54%** in U.S. dollar terms. This was followed by Thailand's 36% return and South Korea's gain of 17%. The worst performers were Hong Kong and Taiwan, which fell 7% and 3%, respectively. Most markets gave back some of their first quarter gains during the second quarter. As consensus formed about a slackening in the recovery rate for the U.S. economy, expectations for export growth from the Asian region were moderated. Consequently, domestic demand emerged as the key driver of economic and stock market performance. One byproduct of this has been a progressively lower correlation with major developed stock markets during the first half of 2002.


FUND REVIEW

The Fund's largest weighting at the start of the year was in TAIWAN, accounting for 17.6% of total net assets. This weighting declined modestly to 11.4% by the end of June. The technology sector in Taiwan suffered as an incremental pickup in end-user demand proved elusive. The financial services sector, on the other hand, attracted foreign funds as the wave of mergers and acquisitions kept interest high. The Taiwanese dollar appreciated over the first half. Although this has not helped the export plays, it is reflective of stronger capital flows into Taiwan, which have been boosting domestic liquidity.

The Fund's weighting in the SOUTH KOREAN market (19.6% of the Fund's total net assets as of June 30) increased substantially during the first half. Positives for the market included strong domestic demand. South Korea, unfortunately, lost a large part of its first quarter gains during the second quarter. Currency-sensitive exporters were weak and the fixation on the soccer World Cup led to declining trading volumes in the stock market. In addition, the government's attempts to dampen strong domestic consumer credit demand resulted in a drag on the market. The Bank of Korea also acted to cool down the broader economy, initiating a rate tightening cycle in May.

The Fund's consistently underweight position in the HONG KONG market (3.5% of net assets) focused on stocks that are not significantly exposed to the domestic economy. Having lagged the region-wide rally in the first quarter, there was a brief wave of excitement in the market as property stocks surged. However, the excitement soon wore off and the market ended down 7% for the first half. A declining dollar will likely help Hong Kong's competitiveness in the second half due to the currency link. On the other hand, we have been positive on CHINA (5.4% of net assets). We are less optimistic, however, about the two large mobile stocks, China Mobile and China Unicom (2.2% and 0.4% of net assets, respectively), which dominate the universe. Utility

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

and oil stocks performed strongly while auto stocks struggled. Economic data has been fairly encouraging, with strong exports and foreign direct investment.

We have maintained an overweight position in INDIA (5.6% of net assets), where, as usual, domestic factors prevailed. Another standoff with Pakistan over the disputed Kashmir region mired sentiment, particularly for foreign investors. Additionally, violent clashes between Hindus and Muslims in the State of Gujarat overshadowed the market in April. Economic growth has been much as expected, but consumer discretionary types of businesses have been reporting strong numbers.

The Fund's weighting in MALAYSIA (4.0% of net assets) more than doubled during the period and is now close to neutral versus the benchmark index. The Malaysian market gained 4% in U.S. dollar terms during the period. This gain would have been better were it not for Prime Minister Mahathir's surprise announcement of his retirement, which caused some weakness in stock prices at the end of the second quarter. The market had been speculating on this event for some time and, although the initial reaction was a sell-off, the market has subsequently recovered as prospects for an orderly succession improve. The macroeconomic outlook continues to impress. Domestic demand is picking up nicely and banks are starting to lend again, particularly to consumers. Many top-tier stocks look fully valued and, therefore, the Fund has concentrated on stocks in the second tier.

THAILAND was one of the outstanding Asian markets during the first half, returning 36% in U.S. dollar terms. The best performance was in the energy, financial and property sectors. Like many Asian economies, the macro story is one of improving domestic demand. Car and property sales are very strong and there is some hope that banks will be increasing their lending activities. The Fund remains overweight in this country at 2.1% of net assets.

INDONESIA (1.7% of net assets), undoubtedly the star in Asia, rose 54% in U.S. dollar terms. Nevertheless, valuations remain very cheap and the Fund will remain overweight for the time being. The currency strengthened 19% over the period due to foreign portfolio inflows driven by successful external debt restructuring, progress on corporate privatization, and the sale of troubled loans.

In the EMEA region (Eastern Europe, Middle East, and Africa, totalling 16.2% of net assets), performance was strongly divergent. Russia, South Africa and Hungary performed strongly, while Israel and Turkey were very weak. The RUSSIAN market (2.5% of net assets) maintained its momentum from 2001 until the end of May. Strong foreign portfolio inflows drove up stock prices, taking away much of the outstanding value that had been prevalent. Country risk has undoubtedly diminished and the debt market has been performing well. Reforms are taking place, though the rate of progress frustrates some investors. The key to maintaining strong performance now lies principally with individual companies, who have to decisively demonstrate their commitment to good corporate governance and shareholder value.

The SOUTH AFRICAN rand retraced part of the weakness it experienced at the end of last year. In fact, dollar-based gains in this stock market were primarily attributable to the strength of the rand, which appreciated 16% against the dollar. The Central Bank appears to have acted appropriately to contain the imported inflation resulting from last year's devaluation. This implies that there ought to be scope for some decline in interest rates in the second half. The Fund held an underweight position in South Africa (8.1% of net assets) during the first six months of the year, but the degree of underweighting has been substantially reduced.

The ISRAELI market (1.7% of net assets) suffered under the twin clouds of Middle East unrest and the woes of the technology sector. The market lost approximately 26% over the period. The Fund is underweight with a solitary holding, Teva, which is a generic pharmaceutical producer. Underperforming

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Israel was TURKEY (1.2% of net assets). Fears about the sustainability of the debt burden and skepticism about an economic recovery added to concerns about the viability of the governing coalition, producing a very negative atmosphere.

In Latin America, the year began badly, with the much anticipated devaluation in Argentina finally taking place. We have remained absent from ARGENTINA, which benefited the Fund as the market lost 69% over the first half in U.S. dollar terms. We remained underweight in BRAZIL (4.9% of net assets), where the focus has been on the presidential election race. The failure of the market-favored candidate, Serra, to make much headway into the lead of left-leaning candidate Lula has been disappointing. The Brazilian market declined 18% (in local terms), even as the currency slid 18% over the period. Unless the economy starts to grow more quickly, questions remain about the sustainability of the Brazilian debt situation.

MEXICO (7.0% of net assets) held up quite well relative to other Latin American markets, declining 7%. Weakness in the U.S. economy and relatively tight fiscal and monetary policies have held the market back. Additionally, the peso finally weakened during the period. We believe that conditions now exist for banking credit to expand, which is necessary for a recovery in domestic demand. Valuations, although not exceptionally cheap, are attractive once again.

THE OUTLOOK

We remain positive on the outlook for emerging markets overall and expect them to continue their outperformance of developed markets in the near term. The most notable aspect of these economies over the last six months has been the emergence of stronger domestic demand, particularly in Asia.

We believe that the U.S. and global economy will reaccelerate in the second half of the year, which will undoubtedly be positive for the emerging markets. However, unlike the past, hopes are not pinned on the improvement in the export outlook. The emergence of consumer demand has become equally as important; strong global growth would be a bonus.

As investors in the U.S. focus on corporate shenanigans, it is refreshing to note that, generally speaking, companies in Asia are in much better shape. Put simply, the Asian Crisis of 1997/98 exorcised many corporate demons that had previously existed. Corporate governance is getting broadly better, not worse. Free cash flow is positive for the first time in many years, and companies are arguably under-levered.

We believe that emerging markets will be a rewarding place to invest in the second half of this year. We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.

[Photo Omitted]
/s/ DAVID A. SEMPLE
-------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

July 9, 2002

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. OFreeO indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

All region returns are Morgan Stanley Capital International (MSCI) Indices in U.S. dollar terms.

**All individual country returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

++Source: Standard & Poor's Micropal AIM. Please note that +1.00 is a "perfect" correlation, meaning moves exactly in tandem. -1.00 is a "perfect negative" correlation, meaning moves exactly opposite.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002

             [Data below represents pie chart in the printed piece]

           Brazil              4.9%           Taiwan         11.4%
           China               5.4%           India           5.6%
           Croatia             1.9%           Indonesia       1.7%
           Hong Kong           3.5%           Israel          1.7%
           Hungary             0.8%           Mexico          7.0%
           Thailand            2.1%           Malaysia        4.0%
           Turkey              1.2%           Russia          4.0%
           South Korea         19.6%          Singapore       0.8%
           Cash/Equivalents                   South Africa    8.1%
           Less Liabilities    17.8%

                         WORLDWIDE EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

KOOKMIN BANK
(SOUTH KOREA, 4.6%)

Kookmin provides various commercial and personal banking services such as deposits, loans, credit cards, trust funds, foreign exchange transactions and corporate finance.

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 4.5%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
(TAIWAN, 2.7%)

Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips.

HYUNDAI MOBIS
(SOUTH KOREA, 2.6%)

Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

KANGWON LAND, INC.
(SOUTH KOREA, 2.5%)

Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. The company is developing gaming and entertainment facilities. Kangwon also operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

BENQ CORP.
(TAIWAN, 2.0%)

Benq manufactures and markets computer peripheral, communication, and consumer electronic products. The main products are multimedia displays, keyboards, scanners, mobile phones and CD-ROM drives.

SASOL LTD.
(SOUTH AFRICA, 1.9%)

Sasol is the holding company for a group that produces and markets liquid fuels, pipeline gas, petrochemicals, plastics, fertilizers, waxes and mining explosives from coal and crude oil.

PLIVA D.D.
(CROATIA, 1.9%)

Pliva manufactures pharmaceuticals, fine chemicals, and animal health products. The company markets its products in Central Eastern European countries, and in Western Europe, the Americas, Russia and Poland.

ANGLO AMERICAN PLC
(SOUTH AFRICA, 1.8%)

Anglo American is a global mining and natural resources company, which has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia, and South and North America.

TELEFONOS DE MEXICO S.A. DE C.V. (TELMEX)
(MEXICO, 1.7%)

Telmex is the dominant telecom carrier in Mexico with over 12 million fixed-line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, expansion into Central and South America, and Internet and data services.

-----------
*Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                               VALUE
COUNTRY   SHARES       SECURITIES (A)                         (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 4.9%
           85,000   Ambev (ADR)                             $ 1,320,900
      402,000,000   Banco Bradesco S.A. (Pfd.)                1,581,780
           25,000   Companhia Vale Do Rio Doce
                       (ADR)                                    691,750
           86,519   Embraer Aircraft Corp.
                      (Sponsored ADR)                         1,851,507
       90,000,000   Gerdau S.A. (Pfd.)                          934,775
        1,251,109   Itausa Investimentos Itau S.A.              842,647
           84,400   Petroleo Brasileiro S.A. (Pfd.)           1,468,997
          186,000   Tele Norte Leste Participacoes
                      S.A. (ADR)                              1,850,700
                                                            -----------
                                                             10,543,056
                                                            -----------
CHINA: 5.4%
          620,000   China Mobile (Hong Kong) Ltd.             1,836,166
          197,550   China Mobile (Hong Kong) Ltd.
                      (Sponsored ADR)                         2,888,181
          108,300   China Unicom (ADR) Ltd.                     833,910
        4,275,000   Denway Motors Ltd.                        1,205,777
        2,700,000   Huaneng Power International,
                      Inc. (H Shares)                         2,215,399
        1,455,000   Shanghai Industrial
                      Holdings Ltd.                           2,807,422
                                                            -----------
                                                             11,786,855
                                                            -----------
CROATIA: 1.9%
          275,000   Pliva D.D. (GDR)                          4,053,500
                                                            -----------
HONG KONG: 3.5%
          900,500   Asia Satellite
                      Telecommunications
                      Holdings Ltd.                           1,489,298
       11,000,000   China Eastern Airlines Corp.
                      Ltd. (H Shares)                         1,847,448
        1,320,000   Li & Fung Ltd.                            1,776,934
        4,600,000   Media Partners International
                      Holdings, Inc.                            483,593
        4,951,000   Star Cruises Ltd.                         2,031,193
                                                            -----------
                                                              7,628,466
                                                            -----------
HUNGARY: 0.8%
          220,000   OTP Bank Rt.                              1,734,490
                                                            -----------
INDIA: 5.6%
        1,175,000   Bharti Tele-Ventures Ltd.                   818,845
           99,500   HDFC Bank Ltd. (ADR)                      1,283,550
          348,000   Hero Honda Motors Ltd.                    2,207,229
          187,000   Hindustan Lever Ltd.                        735,982
          211,300   Housing Development Finance
                      Corporation Ltd.                        2,815,315
           28,300   Infosys Technologies Ltd.                 1,905,298
          516,500   Satyam Computer
                      Services Ltd.                           2,447,191
                                                            -----------
                                                             12,213,410
                                                            -----------
INDONESIA: 1.7%
      108,000,000   Lippo Bank Certificates                           0
        7,850,000   PT Telekomunikasi Indonesia               3,378,572
          147,500   PT Unilever Indonesia Tbk                   350,425
                                                            -----------
                                                              3,728,997
                                                            -----------
ISRAEL: 1.7%
           55,500   Teva Pharmaceutical
                      Industries Ltd.                         3,706,290
                                                            -----------
MALAYSIA: 4.0%
          960,000   Genting Berhad                            3,688,421
        1,695,000   IOI Corp.                                 2,720,921
          795,000   MAA Holdings Berhad                       1,108,816
        3,000,000   Multi-Purpose Holdings Berhad             1,034,211
                                                            -----------
                                                              8,552,369
                                                            -----------

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                               VALUE
COUNTRY   SHARES       SECURITIES (A)                         (NOTE 1)
--------------------------------------------------------------------------------
MEXICO: 7.0%
          180,000   America Movil S.A de C.V.
                      (ADR) (Series L)                        2,412,000
           37,000   Coca-Cola FEMSA, S.A.
                      de C.V. (Sponsored ADR)                   888,000
        1,475,000   Consorcio ARA S.A. de C.V.                2,138,750
          562,850   Grupo Financiero Banorte
                      S.A de C.V.                             1,291,740
        2,860,000   Grupo Financiero BBVA
                      Bancomer, S.A. de C.V.                  2,325,180
          513,000   Organizacion Soriana S.A.
                      de C.V. (B Shares)                      1,272,240
          116,500   Telefonos de Mexico S.A.
                      de C.V. (Sponsored ADR)                 3,737,320
          170,000   TV Azteca S.A.
                      (Sponsored ADR)                         1,157,700
                                                            -----------
                                                             15,222,930
                                                            -----------
RUSSIA: 2.5%
          100,000   Sun Interbrew Ltd. (GDR)                    565,000
          650,000   Surgutneftegaz (Sponsored ADR)              252,850
           61,000   Unified Energy System
                      (ADR Pfd.)                                545,950
           75,000   Unified Energy System (GDR)                 748,500


                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                                VALUE
COUNTRY   SHARES       SECURITIES (A)                          (NOTE 1)
--------------------------------------------------------------------------------
RUSSIA (CONTINUED)
           30,000   Vimpel Co. (Sponsored ADR)                $  763,800
          269,000   YUKOS                                      2,482,870
                                                             -----------
                                                               5,358,970
                                                             -----------
SINGAPORE: 0.8%
        1,700,000   SembCorp Industries Ltd.                   1,308,099
          400,000   SembCorp Logistics Ltd.                      500,156
                                                             -----------
                                                               1,808,255
                                                             -----------
SOUTH AFRICA: 8.1%
        3,725,000   African Bank Investments Ltd.              2,176,136
        2,415,000   Alexander Forbes Ltd.                      3,715,204
          235,000   Anglo American PLC                         3,895,426
           33,500   Impala Platinum Holdings Ltd.              1,865,080
          400,000   Kumba Resources Ltd.                       1,838,275
          383,000   Sasol Ltd.                                 4,102,040
                                                             -----------
                                                              17,592,161
                                                             -----------
SOUTH KOREA: 19.6%
           20,000   Cheil Communications, Inc.                 2,094,763
          267,000   Hyundai Mobis                              5,637,406
           40,700   Kangwon Land, Inc.                         5,430,050
          203,001   Kookmin Bank                               9,854,745
            1,537   Kookmin Bank
                      (Sponsored ADR)                             75,544
          100,000   Korea Electric Power Corp.                 1,828,761
          111,000   KT Freetel                                 3,653,865
           15,000   POSCO                                      1,664,589
           35,550   Samsung Electronics Co. Ltd.               9,722,319
           10,800   SK Telecom Co. Ltd.                        2,419,451
                                                             -----------
                                                              42,381,493
                                                             -----------
TAIWAN: 11.4%
          990,900   Advantech Co. Ltd.                         2,179,921
        2,619,520   Benq Corp.                                 4,233,884
          662,000   Hon Hai Precision Industry
                      Co. Ltd.                                 2,704,669
          132,000   MediaTek, Inc.                             1,690,991
          862,000   Quanta Computer, Inc.                      2,425,262
          273,600   R.O.C. Taiwan Fund                         1,203,840
          367,250   Siliconware Precision
                      Industries Co. (ADR)                     1,267,013
          910,951   Taiwan Cellular Corp.                      1,164,250
        2,913,900   Taiwan Semiconductor
                      Manufacturing Co. Ltd.                   5,930,715
        1,587,670   United Microelectronics Corp.              1,905,584
                                                             -----------
                                                              24,706,129
                                                             -----------
THAILAND: 2.1%
        1,650,000   Bangkok Bank Public
                      Co. Ltd.                                 2,223,292
        1,625,000   Shin Satellite Public
                      Company Ltd.                               977,502
           57,000   Siam Cement Public Co. Ltd.                1,302,936
                                                            ------------
                                                               4,503,730
                                                            ------------
TURKEY: 1.2%
      750,000,000   Dogan Yayin Holding A.S.                   1,374,408
      476,333,325   Haci Omer Sabanci
                      Holding A.S.                             1,173,878
                                                            ------------
                                                               2,548,286
                                                            ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 82.2%
(COST: $169,340,680)                                        $178,069,387
                                                            ------------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

PRINCIPAL                        DATE OF                         VALUE
AMOUNT                          MATURITY     COUPON             (NOTE 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS: 42.5%
U.S. TREASURY BILL
$49,945,333
  (Cost: $49,945,333)            7/25/02       1.64%         $ 49,945,333

Repurchase Agreement (Note
  10 Purchased on 6/28/02;
  Maturity value $17,621,612
  (with State Street Bank &
  Trust Co., collateralized by
  $17,305,000 Federal
  National Mortgage Assoc.
  3.30% due 2/25/04 with a
  value of $17,967,712)
  (Cost: $17,276,000)            7/01/02       1.78%           17,276,000

Repurchase Agreement (Note
  10 Purchased on 6/28/02;
  Maturity value $25,505,104
  (with State Street Bank &
  Trust Co., collateralized by
  $24,630,000 Federal
  National Mortgage Assoc.
  6.625% due 8/15/02 with a
  value of $25,505,104)
  (Cost: $25,000,000)            7/01/02       1.78%           25,000,000
                                                             ------------

TOTAL SHORT-TERM OBLIGATIONS: 42.5%
(COST: $92,221,333)                                           92,221,333
                                                             ------------

TOTAL INVESTMENTS: 124.7%
(COST: $261,562,013)                                          270,290,720
OTHER ASSETS LESS LIABILITIES: (24.7%)                        (53,462,713)
                                                             ------------
NET ASSETS: 100%                                             $216,828,007
                                                             ============


SUMMARY OF                         % OF    SUMMARY OF              % OF
INVESTMENTS                         NET    INVESTMENTS              NET
BY INDUSTRY                       ASSETS   BY INDUSTRY            ASSETS
--------------------------------------------------------------------------------
Advertising                         1.2%   Investment Fund           0.6%
Aerospace & Defense                 0.9%   Media                     1.2%
Airlines                            0.9%   Metals & Mining           3.0%
Automotive                          4.2%   Natural Resources         0.8%
Banking                             9.4%   Pharmaceuticals           3.6%
Beverages                           1.3%   Real Estate               1.0%
Building Materials                  0.6%   Retail                    0.6%
Computer & Peripherals              2.1%   Semiconductors
Computer Software                   2.0%     Technology              5.0%
Conglomerates                       4.7%   Steel                     1.2%
Distribution                        0.8%   Telecommunications       13.0%
Electronics & Electrical                   Transportation            0.2%
  Equipment                         7.7%   Utilities                 2.4%
Energy                              3.8%   Short-Term Obligations   42.5%
Entertainment & Leisure             5.1%   Other assets less
Financial Services                  4.4%     liabilities           (24.7)%
                                                                   -------
Insurance                           0.5%                            100.0%
                                                                   =======

-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.

* This security is segregated as collateral for forward foreign currency contracts.

+   Restricted security (Note 11).

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt



See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments, at value ((including repurchase agreement of $42,276,000)
     (cost $219,286,013)) (Note 1) ..............................................    $270,290,720
Cash ............................................................................       1,857,550
Cash--initial margin for equity swap (Note 8) ...................................       2,952,710
Receivables:
   Securities sold ..............................................................       3,231,438
   Due from broker (Note 8) .....................................................       1,774,033
   Dividends and interest .......................................................         528,424
   Capital shares sold ..........................................................           4,193
   Unrealized appreciation on forward foreign currency contracts (Note 6) .......             656
                                                                                     ------------
       Total assets .............................................................     280,639,724
                                                                                     ------------

LIABILITIES:
Payables:
   Capital shares redeemed ......................................................      62,396,996
   Securities purchased .........................................................       1,184,179
   Due to adviser ...............................................................         173,442
   Unrealized depreciation on forward foreign currency contracts (Note 6) .......           4,490
   Foreign taxes ................................................................           1,107
   Accounts payable .............................................................          51,503
                                                                                     ------------
       Total liabilities ........................................................      63,811,717
                                                                                     ------------

Net assets ......................................................................    $216,828,007
                                                                                     ============

Shares outstanding ..............................................................      24,991,340
                                                                                     ============

Net asset value, redemption and offering price per share ........................    $       8.68
                                                                                     ============

Net assets consist of:
   Aggregate paid in capital ....................................................    $265,084,508
   Unrealized appreciation of investments, equity swaps, forward foreign currency
     contracts and foreign currency transactions ................................      10,272,815
   Undistributed net investment income ..........................................         134,838
   Accumulated realized loss ....................................................     (58,664,154)
                                                                                     ------------
                                                                                     $216,828,007
                                                                                     ============








                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $195,376) .............................                $1,428,047
Interest ..........................................................................                   210,150
                                                                                                   ----------
    Total income ..................................................................                 1,638,197
                                                                                                   ----------

EXPENSES:
Management (Note 2) ...............................................................   $956,121
Administration (Note 2) ...........................................................      1,089
Custodian .........................................................................    161,289
Professional ......................................................................     44,937
Report to shareholders ............................................................     33,637
Trustees' fees and expenses .......................................................     27,000
Transfer agency ...................................................................     13,697
Interest (Note 9) .................................................................      9,521
Other .............................................................................      3,462
                                                                                      --------
    Total expenses ................................................................                 1,250,753
                                                                                                   ----------
    Net investment income .........................................................                   387,444
                                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions (net of foreign taxes of $100,187) .......                 2,885,855
Realized loss from foreign currency transactions ..................................                  (248,572)
Realized loss from futures contracts ..............................................                  (858,970)
Change in unrealized appreciation of forward foreign currency contracts and
    foreign currency transactions (net of foreign taxes of $15,967) ...............                  (187,263)
Change in unrealized appreciation of investments and equity swaps .................                (1,099,127)
                                                                                                   ----------
Net realized and unrealized gain on investments, futures contracts, equity swaps,
    forward foreign currency contracts and foreign currency transactions ..........                   491,923
                                                                                                   ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................                $  879,367
                                                                                                   ==========















                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED     YEAR ENDED
                                                                              JUNE 30, 2002      DECEMBER 31,
                                                                               (UNAUDITED)           2001
                                                                             --------------     -------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income ................................................   $       387,444    $     1,418,023
   Realized gain (loss) from security transactions ......................         2,885,855        (38,039,477)
   Realized loss from foreign currency transactions .....................          (248,572)        (1,095,192)
   Realized gain on equity swaps ........................................                --            684,649
   Realized loss on futures contracts ...................................          (858,970)                --
   Change in unrealized appreciation of forward
     foreign currency contracts and foreign
     currency transactions ..............................................          (187,263)           122,343
   Change in unrealized appreciation (depreciation) of investments and
     equity swaps .......................................................        (1,099,127)        37,005,605
                                                                            ---------------    ---------------
Net increase in net assets resulting from operations ....................           879,367             95,951

DIVIDENDS TO SHAREHOLDERS FROM:

   Net investment income ................................................          (285,542)                --

CAPITAL SHARE TRANSACTIONS*:

   Proceeds from sales of shares ........................................     1,915,345,565      1,327,688,149
   Reinvestment of dividends and distributions ..........................           285,542                 --
   Cost of shares reacquired ............................................    (1,833,820,972)     1,322,407,304
                                                                            ---------------    ---------------
     Net increase in net assets resulting from capital share transactions        81,810,135          5,280,845
                                                                            ---------------    ---------------
     Total increase in net assets .......................................        82,403,960          5,376,796

NET ASSETS:

Beginning of period .....................................................       134,424,047        129,047,251
End of period (including undistributed net investment
   income of $134,838 and $281,508, respectively) .......................   $   216,828,007    $   134,424,047
                                                                            ===============    ===============

*  SHARES OF BENEFICIAL  INTEREST ISSUED AND REDEEMED (UNLIMITED
     NUMBER OF $.001 PAR VALUE SHARES AUTHORIZED):

   Shares sold ..........................................................       211,199,677        168,466,489
   Reinvestment of dividends ............................................            33,319                 --
   Shares reacquired ....................................................      (202,726,824)      (167,550,993)
                                                                            ---------------    ---------------
   Net increase .........................................................         8,506,172            915,496
                                                                            ===============    ===============








                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                              SIX MONTHS
                                                ENDED
                                               JUNE 30,                              YEAR ENDED DECEMBER 31,
                                                 2002           ---------------------------------------------------------------
                                              (UNAUDITED)         2001            2000           1999         1998       1997
                                              -----------       --------        --------       --------      -------    -------
Net Asset Value, Beginning of Period ......... $   8.15         $   8.29        $  14.26       $   7.12      $ 11.00    $ 12.49
                                               --------         --------        --------       --------      -------    -------
Income From Investment Operations:
Net Investment Income (Loss) .................     0.01             0.08           (0.03)          0.10(a)      0.09       0.14
Net Realized and Unrealized Gain (Loss)
   on Investments, Equity Swaps and
   Foreign Currency Transactions .............     0.54            (0.22)          (5.94)          7.04        (3.80)     (1.58)
                                               --------         --------        --------       --------      -------    -------
Total From Investment Operations .............     0.55            (0.14)          (5.97)          7.14        (3.71)     (1.44)
                                               --------         --------        --------       --------      -------    -------
Less Dividend and Distributions:
Dividend from Net Investment Income ..........    (0.02)              --              --             --        (0.09)     (0.05)
Distributions from Realized Capital Gains ....       --               --              --             --        (0.08)        --
                                               --------         --------        --------       --------      -------    -------
Total Distributions ..........................    (0.02)              --              --             --        (0.17)     (0.05)
                                               --------         --------        --------       --------      -------    -------
Net Asset Value, End of Period ............... $   8.68         $   8.15        $   8.29       $  14.26      $  7.12    $ 11.00
                                               ========         ========        ========       ========      =======    =======
Total Return (b) .............................     6.69%           (1.69)%        (41.87)%       100.28%      (34.15)%   (11.61)%
                                               --------         --------        --------       --------      -------    -------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............. $216,828         $134,424        $129,047       $243,516      $54,513    $92,433
Ratio of Gross Expenses to Average Net Asset       1.31%(e)         1.30%           1.33%          1.54%        1.61%      1.34%
Ratio of Net Expenses to Average Net Assets ..     1.30%(c)(e)      1.28%(c)        1.26%(c)(d)    1.34%(c)     1.50%      0.00%
Ratio of Net Investment Income (Loss)
   to Average Net Assets .....................     0.40%(e)         1.04%          (0.22)%(d)      0.80%        1.02%      0.91%
Portfolio Turnover Rate ......................    47.61%          134.51%         113.17%        143.03%      117.16%    142.39%

------------
(a) Based on average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.

(c) Excluding interest expense.

(d) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.

(e) Annualized.








                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. As of June 30, 2002, fair valuation of foreign securities was implemented by the Fund. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at June 30, 2002.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at June 30, 2002.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $115,200,308 and $77,521,191, respectively, for the six months ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $261,562,013. As of June 30, 2002, net unrealized appreciation for federal income tax purposes aggregate $8,728,707 of which $23,346,383 relate to appreciated securities and $14,617,676 related to the depreciated securities.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indicies or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indicies or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30, 2002, the Fund had the following outstanding forward foreign currency contracts:

                         VALUE AT                  UNREALIZED
                        SETTLEMENT     CURRENT    APPRECIATION
CONTRACTS                  DATE         VALUE    (DEPRECIATION)
---------               ----------     -------     ----------
FORWARD FOREIGN
  CURRENCY BUY CONTRACTS
SGD 579,341 expiring
  7/01/02               $ 328,984     $ 327,783     $ (1,201)
ZAR 8,795,609 expiring
  7/01/02-7/02/02         859,668       856,395       (3,273)
FOREIGN FORWARD
  CURRENCY SELL CONTRACTS
HKD 470,339 expiring
  7/02/02-7/03/02          60,284        60,300          (16)
SGD 316,326 expiring
  7/01/02                 179,629       178,973          656
                                                    --------
                                                    $ (3,834)
                                                    ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes.

As of June 30, 2002 the net value of the asset and corresponding liability of the Fund's portion of the Plan is $65,500.

NOTE 8--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

At June 30, 2002, the Fund had the following outstanding swap (stated in U.S. dollars):

               NUMBER
UNDERLYING       OF       NOTIONAL  TERMINATION  UNREALIZED
SECURITIES     SHARES      AMOUNT      DATE     APPRECIATION
----------    --------    --------   ---------   -----------
  "A"
Gazprom      4,840,000   $2,952,711    Open      $1,774,033


NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2002, the Fund borrowed an average daily amount of $805,364 at a weighted average interest rate of 2.34% under the Facility. At June 30, 2002, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENTS--Collateral for the repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 11--RESTRICTED SECURITIES--The following securities are restricted as to sale:

                                                 % OF NET
                  DATE                           ASSETS AT
                ACQUIRED     COST       VALUE     6/30/02
                --------   --------  ----------- --------
Lippo Bank
  Certificates  7/06/99       --         --         --

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------


BOARD OF TRUSTEES/OFFICERS

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INTERESTED TRUSTEES:
--------------------
John C. van Eck, CFA              Chairman, Van Eck                      12             Chairman of the Board
(86)+*                            Associates Corporation and                            and President of two other
Chairman and Trustee              Van Eck Securities                                    investment companies advised
since 1985                        Corporation                                           by the Adviser

Jan F. van Eck                    Director, Van Eck Associates           10             Trustee of another investment
(38)+**                           Corporation; President and Director,                  company advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation
                                  and other affiliated companies;
                                  President and Director, Van Eck
                                  Capital, Inc.; President and Director,
                                  Van Eck Absolute Return Advisers
                                  Corporation

Derek S. van Eck                  President of Worldwide Hard Assets     10             Trustee of another
(36)+**                           Fund series and the Worldwide Real                    investment company
Trustee since 1999                Estate Fund series of Van Eck Worldwide               advised by the Adviser
                                  Insurance Trust and the Global Hard
                                  Assets Fund series of Van Eck Funds;
                                  Executive Vice President, Director,
                                  Global Investments and President and
                                  Director of Van Eck Associates
                                  Corporation and Executive Vice
                                  President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                              NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INDEPENDENT TRUSTEES:
---------------------
Jeremy H. Biggs                   Vice Chairman, Director                12             Trustee/Director of two investment
(66)++                            and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Trustee of another investment
(74)++|                                                                                 company advised by the Adviser;
Trustee since 1985                                                                      Director, West Indies &
                                                                                        Caribbean Development Ltd.

Philip D. DeFeo                   Chairman, Pacific                      10             Trustee of another investment
(56)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman                 Private investor                       12             Trustee/Director of two other
(66)++|                                                                                 investment companies advised
Trustee since 1994                                                                      by the Adviser

Ralph F. Peters                   Private investor                       10             Trustee of another investment
(73)*++|                                                                                company advised by the
Trustee since 1987                                                                      Adviser; Director, Sun Life
                                                                                        Insurance and Annuity Company
                                                                                        of New York; Director, U.S. Life
                                                                                        Income Fund, Inc.

Richard D. Stamberger             President, SmartBrief.com              12             Trustee of two other investment
(43)++|                                                                                 companies advised by the
Trustee since 1994                                                                      Adviser; Partner and Co-founder,
                                                                                        Quest Partners, LLC; Executive
                                                                                        Vice President, Chief Operating
                                                                                        Officer and Director of NuCable
                                                                                        Resources Corporation

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH         PRINCIPAL
FUND AND LENGTH OF            OCCUPATION(S)
SERVICE AS A VAN ECK          DURING PAST                                    OTHER DIRECTORSHIPS
TRUSTEE(2):                   FIVE YEARS:                                    HELD:
---------------------         --------------                                 -------------------

OFFICERS:
---------
Bruce J. Smith                Senior Vice President and Chief                Officer of two other
(47)                          Financial Officer, Van Eck Associates          investment companies
Officer since 1985            Corporation; Senior Managing                   advised by the Adviser
                              Director, Van Eck Securities Corporation

Thomas H. Elwood              Vice President, Secretary and General          Officer of two other
(54)                          Counsel, Van Eck Associates Corporation,       investment companies
Officer since 1998            Van Eck Securities Corporation and             advised by the Adviser
                              other affiliated companies

Alex W. Bogaenko              Director of Portfolio Administration,          Controller of two
(39)                          Van Eck Associates Corporation and             other investment companies
Officer since 1997            Van Eck Securities Corporation                 advised by the Adviser

Charles T. Cameron            Director of Trading, Van Eck                   Vice President of another
(42)                          Securities Corporation; Co-Portfolio           investment company
Officer since 1996            Manager, Worldwide Bond Fund Series            advised by the Adviser

Susan C. Lashley              Managing Director, Mutual Fund                 Vice President of another
(47)                          Operations, Van Eck Securities                 investment company
Officer since 1988            Corporation                                    advised by the Adviser

---------------
  (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

  (2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

  + An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

  * Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

  **   Son of Mr. John C. van Eck.

  ++   Member of the Nominating Committee.

  | Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors

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                                                            [Graphic Omitted)
[Graphic Omitted]                                       Retire on YOUR Terms(SM)
                                                           VARIABLE ANNUITIES
Investment Adviser:   Van Eck Associates Corporation
      Distributor:    Van Eck Securities Corporation
                      99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.FR 1998-0728-0039